UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 27, 2005

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

(720) 494-5800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Under the Long-Term Incentive Program (“LTIP”) and in accordance with the terms and conditions of Article Four of Intrado’s 1998 Stock Incentive Plan, the Compensation Committee of Intrado’s Board of Directors agreed on July 27, 2005 to grant share right awards (“SRAs”) to Eric D. Sipf, who was recently appointed to fill a Class A director vacancy on the Board of Directors. The SRAs granted to Mr. Sipf will have the same terms, conditions, and performance standards as those previously granted to incumbent members of the Intrado Board on June 23, 2005. The description of the LTIP and the terms and conditions of the SRAs (including the performance measures, performance goals and vesting provisions) contained in the Form 8-K/A dated June 23, 2005 and filed with the Securities and Exchange Commission on July 1, 2005, are incorporated herein by reference. Assuming full vesting of the SRAs and maximum attainment of all performance goals:

•      Mr. Sipf will be entitled to receive 8,958 shares of common stock; and

•      all officers and directors as a group (including Mr. Sipf) will be entitled to receive 433,023 shares.

Mr. Sipf will also be entitled to receive quarterly Board and Committee service fees in accordance with Intrado’s 2005 Intrado Board of Directors Compensation Plan, as previously disclosed in the Form 8-K/A dated June 23, 2005 and filed with the Securities and Exchange Commission on July 1, 2005.

In prior years, the Compensation Committee granted an option to purchase 30,000 shares of Intrado common stock to each new non-employee Board member during the year in which the individual joined the Board, provided the individual was not previously employed by Intrado. The Compensation Committee has suspended all option grants to non-employee directors in lieu of the LTIP and performance-based SRA grants.

Item 9.01.  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)                                  Financial Statements of Businesses Acquired:

                Not required.

(b)                                 Pro Forma Financial Information:

                Not required.

(c)                                  Exhibits:

Exhibit Number

Description

10.1	Long Term Incentive Program *
10.2	2005 Share Right Award Agreement *
10.3	2005 Non-Employee Director Compensation Plan *

*  Incorporated by reference to the Registrant’s Current Report on Form 8-K dated June 23, 2005 and filed with the SEC on June 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: July 29, 2005	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr. Chief Financial Officer